SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2004

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                         April 27, 2004


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1 Press Release dated April 27, 2004.


ITEM 9.  REGULATION FD DISCLOSURE

     On April 27, 2004, Patriot Transportation Holding, Inc. (the
"Company")  issued  a press release announcing  its  fiscal  2004
second  quarter  earnings.   A  copy  of  the  press  release  is
furnished as Exhibit 99.1.

      The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.

ITEM  12.    DISCLOSURE  OF RESULTS OF OPERATIONS  AND  FINANCIAL
CONDITION

     On April 27, 2004, Patriot Transportation Holding, Inc. (the
"Company")  issued  a press release announcing  its  fiscal  2004
second  quarter  earnings.   A  copy  of  the  press  release  is
furnished as Exhibit 99.1.

      The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                           PATRIOT  TRANSPORTATION  HOLDING, INC.


Date:  April 27, 2004      By:  /s/ Ray M. Van Landingham

                           --------------------------------------
                           Ray M. Van Landingham
                           Vice  President, Finance  and
                           Administration and Chief Financial
                           Officer

                          EXHIBIT INDEX

Exhibit No.
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   99.1     Press  Release  dated April 27,  2004  issued  by
            Patriot Transportation Holding, Inc.



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